Contracted concessional assets	9 Months Ended
Sep. 30, 2021
Contracted concessional assets [Abstract]
Contracted concessional assets
 Note 6. - Contracted concessional assets
The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of September 30, 2021 and December 31, 2020 is as follows:

	Financial assets under IFRIC 12	Financial assets under IFRS 16	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets under IAS 38	Property, plant and equipment under IAS 16	Balance as of September 30, 2021
	($ in thousands)
Contracted concessional assets cost	891,757	2,895	9,292,599	78,781	21,467	837,960	11,125,459
Amortization and impairment	(64,076)	-	(2,706,477)	(12,602)	(7,269)	(161,118)	(2,951,542)
Total	827,681	2,895	6,586,122	66,179	14,198	676,842	8,173,917

	Financial assets under IFRIC 12	Financial assets under IFRS 16	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets under IAS 38	Property, plant and equipment under IAS 16	Balance as of December 31, 2020
	($ in thousands)
Contracted concessional assets cost	936,837	2,941	9,467,309	66,230	13,800	336,920	10,824,037
Amortization and impairment	(87,689)	-	(2,442,520)	(10,060)	(6,111)	(122,240)	(2,668,619)
Total	849,149	2,941	7,024,789	56,170	7,689	214,680	8,155,418

Contracted concessional assets include fixed assets related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IFRS 16, and PS10, PS20, Seville PV, Mini-Hydro, Chile TL3, ATN Expansion 2, Chile PV 1, Chile PV 2, Calgary, Coso, Agrisun and Re Sole, which are recorded as property plant and equipment in accordance with IAS 16.
The increase in the contracted concessional assets cost is primarily due to business combinations for a total amount of $507 million (Note 5), partially offset by the lower value of the Euro denominated assets since the exchange rate of the Euro decreased against the U.S. dollar since December 31, 2020.

Considering the delays in the improvements and replacements that the Company is carrying out in the storage system in Solana and their impact on production in 2021, as well as an increase in the discount rate, the Company identified an impairment triggering event, in accordance with IAS 36, Impairment of assets. As a result, an impairment test has been performed which resulted in the recording of an impairment loss of $43,079 thousand as of September 30, 2021.

The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated condensed interim income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and the North America geography. The recoverable amount considered is the value in use and amounts to $943,255 thousand for Solana, as of September 30, 2021. A specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.5% and 5.0%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; specifically, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an additional impairment of approximately $69 million. An increase of 50 basis points in the discount rate would lead to an additional impairment of approximately $41 million.
In addition, changes in the provision for expected credit losses under IFRS 9, Financial instruments, were recorded during the nine-month periods ended September 30, 2021 and 2020. The impairment provision based on the expected credit losses on contracted concessional financial assets decreased by $24 million in the nine-month period ended September 30, 2021 (an increase of $29 million in the nine-month period ended September 30, 2020), primarily in ACT following an improvement of its client’s credit risk metrics.